Supplement dated November 8, 2016 to the

PNC Funds Statement of Additional Information

dated September 28, 2016, as supplemented

PNC Balanced Allocation Fund

PNC Retirement Income Fund

PNC Target 2020 Fund

PNC Target 2030 Fund

PNC Target 2040 Fund

PNC Target 2050 Fund

Effective November 7, 2016, Aneet Deshpande, CFA, joined PNC Capital Advisors, LLC (the “Adviser”) as Managing Director and Lead Portfolio Manager of PNC Balanced Allocation Fund, PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund or PNC Target 2050 Fund.  Accordingly, the following changes are made effective November 7, 2016:

With respect to “Other Accounts Managed” the following information is added:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (in millions)
Aneet Deshpande(5) Managing Director and Portfolio Manager	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

(5) The portfolio manager information for Mr. Deshpande is reported as of November 7, 2016.

With respect to the “Dollar Range of Fund Shares Beneficially Owned,” the following information is added:

As of November 7, 2016, Aneet Deshpande owned the following dollar rages:

Balanced Allocation Fund	None
Target 2020 Fund	None
Target 2030 Fund	None
Target 2040 Fund	None
Target 2050 Fund	None
Retirement Income Fund	None

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-PCA-1116-2